Exhibit 99.1

SAKS INCORPORATED

CONSOLIDATED INCOME STATEMENTS

(Dollar amounts in thousands, except per share amounts)

	(UNAUDITED) RESTATED
	Q1 2004		Q2 2004		July YTD 2004		Q3 2004		October YTD 2004		Q4 2004		FY 2004
Net sales	$1,540,193	100.0%	$1,350,357	100.0%	$2,890,550	100.0%	$1,481,645	100.0%	$4,372,195	100.0%	$2,065,082	100.0%	$6,437,277	100.0%
Cost of sales (includes buying and distribution)	940,236	61.0%	845,995	62.6%	1,786,231	61.8%	904,485	61.0%	2,690,716	61.5%	1,304,744	63.2%	3,995,460	62.1%

Gross margin	599,957	39.0%	504,362	37.4%	1,104,319	38.2%	577,160	39.0%	1,681,479	38.5%	760,338	36.8%	2,441,817	37.9%

Selling, general and administrative expenses	388,184	25.2%	369,209	27.3%	757,393	26.2%	412,877	27.9%	1,170,270	26.8%	444,388	21.5%	1,614,658	25.1%
Other operating expenses:
Property and equipment rentals	50,565	3.3%	48,846	3.6%	99,411	3.4%	53,701	3.6%	153,112	3.5%	50,339	2.4%	203,451	3.2%
Depreciation & other amortization	54,712	3.6%	56,847	4.2%	111,559	3.9%	56,162	3.8%	167,721	3.8%	61,424	3.0%	229,145	3.6%
Taxes other than income taxes	43,814	2.8%	38,520	2.9%	82,334	2.8%	40,411	2.7%	122,745	2.8%	41,322	2.0%	164,067	2.5%
Store pre-opening costs	53	0.0%	893	0.1%	946	0.0%	3,453	0.2%	4,399	0.1%	121	0.0%	4,520	0.1%
Impairments and dispositions	4,059	0.3%	3,312	0.2%	7,371	0.3%	26,415	1.8%	33,786	0.8%	(2,035)	-0.1%	31,751	0.5%

Operating income	58,570	3.8%	(13,265)	-1.0%	45,305	1.6%	(15,859)	-1.1%	29,446	0.7%	164,779	8.0%	194,225	3.0%
Other income (expense):
Interest expense	(27,200)	-1.8%	(28,761)	-2.1%	(55,961)	-1.9%	(28,400)	-1.9%	(84,361)	-1.9%	(29,674)	-1.4%	(114,035)	-1.8%
Other income (expense), net	387	0.0%	2,088	0.2%	2,475	0.1%	472	0.0%	2,947	0.1%	1,101	0.1%	4,048	0.1%

Income before provision for income taxes	31,757	2.1%	(39,938)	-3.0%	(8,181)	-0.3%	(43,787)	-3.0%	(51,968)	-1.2%	136,206	6.6%	84,238	1.3%
Provision for income taxes	11,590	0.8%	(14,606)	-1.1%	(3,016)	-0.1%	(13,397)	-0.9%	(16,413)	-0.4%	39,566	1.9%	23,153	0.4%

Net income	$20,167	1.3%	$(25,332)	-1.9%	$(5,165)	-0.2%	$(30,390)	-2.1%	$(35,555)	-0.8%	$96,640	4.7%	$61,085	0.9%

Basic earnings per common share:	$0.14		$(0.18)		$(0.04)		$(0.22)		$(0.25)		$0.71		$0.44

Diluted earnings per common share:	$0.14		$(0.18)		$(0.04)		$(0.22)		$(0.25)		$0.68		$0.42

Weighted average common shares:
Basic	141,027		141,591		141,309		138,249		140,289		137,011		139,470
Diluted	146,496		141,591		141,309		138,249		140,289		141,516		144,034

SAKS INCORPORATED

CONSOLIDATED BALANCE SHEETS

(Dollars In Thousands)

	(UNAUDITED) RESTATED
	May 1, 2004	July 31, 2004	October 30, 2004	January 29, 2005
ASSETS
Current assets
Cash and cash equivalents	$571,551	$180,587	$81,095	$257,104
Merchandise inventories	1,530,183	1,459,714	1,841,916	1,516,271
Other current assets	172,753	172,645	147,931	127,082
Deferred income taxes, net	71,344	96,570	87,215	178,558

Total current assets	2,345,831	1,909,516	2,158,157	2,079,015

Property and equipment, net	2,090,269	2,075,745	2,069,558	2,046,839
Goodwill and intangibles, net	326,341	325,907	325,561	323,761
Deferred income taxes, net	133,683	125,529	151,909	166,364
Other assets	91,680	90,926	89,268	88,100

TOTAL ASSETS	$4,987,804	$4,527,623	$4,794,453	$4,704,079

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Trade accounts payable	$444,781	$387,008	$593,208	$378,394
Accrued expenses and other current liabilities	697,090	388,416	465,951	553,911
Current portion of long-term debt	148,744	76,506	77,708	7,715

Total current liabilities	1,290,615	851,930	1,136,867	940,020

Long-term debt	1,346,750	1,348,204	1,426,510	1,346,222
Other long-term liabilities	319,276	320,319	311,347	333,420

Total shareholders’ equity	2,031,163	2,007,170	1,919,729	2,084,417

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,987,804	$4,527,623	$4,794,453	$4,704,079

SAKS INCORPORATED

SEGMENT INFORMATION

(Dollars In Thousands)

	(UNAUDITED) RESTATED
	Three Months Ended May 1, 2004	Three Months Ended July 31, 2004	Six Months Ended July 31, 2004	Three Months Ended October 30, 2004	Nine Months Ended October 30, 2004	Three Months Ended January 29, 2005	Fiscal Year Ended January 29, 2005
Net Sales:
Saks Department Stores Group	$857,841	$770,350	$1,628,191	$846,571	$2,474,762	$1,225,192	$3,699,954
Saks Fifth Avenue Enterprises	682,352	580,007	1,262,359	635,074	1,897,433	839,890	2,737,323

	$1,540,193	$1,350,357	$2,890,550	$1,481,645	$4,372,195	$2,065,082	$6,437,277

Operating Income:
Saks Department Stores Group	$28,874	$3,801	$32,675	$3,753	$36,428	$124,461	$160,889
Saks Fifth Avenue Enterprises	45,548	(6,150)	39,398	21,362	60,760	58,037	118,797
Items not allocated	(15,852)	(10,916)	(26,768)	(40,974)	(67,742)	(17,719)	(85,461)

	$58,570	$(13,265)	$45,305	$(15,859)	$29,446	$164,779	$194,225

Depreciation and Amortization:
Saks Department Stores Group	$29,819	$31,012	$60,831	$30,846	$91,677	$34,328	$126,005
Saks Fifth Avenue Enterprises	24,346	25,289	49,635	24,548	74,183	26,314	100,497
Other	547	546	1,093	768	1,861	782	2,643

	$54,712	$56,847	$111,559	$56,162	$167,721	$61,424	$229,145

Total Assets:
Saks Department Stores Group	$2,230,082	$2,172,826	$2,172,826	$2,410,140	$2,410,140	$2,158,863	$2,158,863
Saks Fifth Avenue Enterprises	1,755,065	1,716,425	1,716,425	1,819,432	1,819,432	1,701,046	1,701,046
Other	1,002,657	638,372	638,372	564,881	564,881	844,170	844,170

	$4,987,804	$4,527,623	$4,527,623	$4,794,453	$4,794,453	$4,704,079	$4,704,079

SAKS INCORPORATED

SUMMARY OF CHARGES AND GAINS

(Dollars In Thousands)

	(UNAUDITED) RESTATED
	Three Months Ended May 1, 2004	Three Months Ended July 31, 2004	Six Months Ended July 31, 2004	Three Months Ended October 30, 2004	Nine Months Ended October 30, 2004	Three Months Ended January 29, 2005	Fiscal Year Ended January 29, 2005
Summary of (Charges) and Gains:

Impairments and Dispositions - In Normal Course	$(4,058)	$(3,312)	$(7,370)	$(1,923)	$(9,293)	$(2,762)	$(12,055)

SFAE Store Closings:
Impairments and Dispositions	—	—	—	(24,491)	(24,491)	7,196	(17,295)
Gross Margin (markdowns)	—	—	—	—	—	(7,136)	(7,136)
SG&A (principally severance)	—	—	—	(1,153)	(1,153)	(2,558)	(3,711)

East NC Store Closings:
Impairments and Dispositions	—	—	—	—	—	(2,400)	(2,400)
Gross Margin (markdowns)	—	—	—	—	—	(505)	(505)

Income Taxes:
Income Tax Effect of Above Items	1,481	1,209	2,690	10,063	12,753	2,979	15,732
Tax Reserves				(2,555)	(2,555)	—	(2,555)

Net, After-Tax Certain Gains and Charges	$(2,577)	$(2,103)	$(4,680)	$(20,059)	$(24,739)	$(5,186)	$(29,925)

Cash/Non-Cash Summary of (Charges) and Gains:

Cash Gains and Charges	$—	$—	$—	$(3,153)	$(3,153)	$8,153	$5,000
Non-Cash Gains and Charges	(4,058)	(3,312)	(7,370)	(26,968)	(34,338)	(16,318)	(50,656)
Income Tax Effect	1,481	1,209	2,690	10,062	12,752	2,979	15,731

Net, After-Tax Certain Gains and Charges	$(2,577)	$(2,103)	$(4,680)	$(20,059)	$(24,739)	$(5,186)	$(29,925)

SAKS INCORPORATED

Consolidated Income Statements

(Dollar amounts in thousands, except per share amounts)

	(UNAUDITED) RESTATED
	Q1 2003		Q2 2003		July YTD 2003		Q3 2003		October YTD 2003		Q4 2003		FY 2003
Net sales	$1,381,860	100.0%	$1,237,104	100.0%	$2,618,964	100.0%	$1,467,147	100.0%	$4,086,111	100.0%	$1,968,944	100.0%	$6,055,055	100.0%
Cost of sales (includes buying and distribution)	863,359	62.5%	780,932	63.1%	1,644,291	62.8%	899,317	61.3%	2,543,608	62.3%	1,217,850	61.9%	3,761,458	62.1%

Gross margin	518,501	37.5%	456,172	36.9%	974,673	37.2%	567,830	38.7%	1,542,503	37.7%	751,094	38.1%	2,293,597	37.9%

Selling, general and administrative expenses	337,240	24.4%	328,905	26.6%	666,145	25.4%	390,073	26.6%	1,056,218	25.8%	433,165	22.0%	1,489,383	24.6%
Other operating expenses:
Property and equipment rentals	45,351	3.3%	48,201	3.9%	93,552	3.6%	53,431	3.6%	146,983	3.6%	49,191	2.5%	196,174	3.2%
Depreciation & other amortization	56,000	4.1%	55,174	4.5%	111,174	4.2%	58,040	4.0%	169,214	4.1%	59,105	3.0%	228,319	3.8%
Taxes other than income taxes	38,241	2.8%	37,474	3.0%	75,715	2.9%	36,278	2.5%	111,993	2.7%	37,108	1.9%	149,101	2.5%
Store pre-opening costs	1,360	0.1%	1,170	0.1%	2,530	0.1%	2,895	0.2%	5,425	0.1%	37	0.0%	5,462	0.1%
Impairments and dispositions	2,278	0.2%	(4,232)	-0.3%	(1,954)	-0.1%	2,293	0.2%	339	0.0%	7,811	0.4%	8,150	0.1%
Integration charges	465	0.0%	70	0.0%	535	0.0%	(557)	0.0%	(22)	0.0%	(40)	0.0%	(62)	0.0%

Operating income	37,566	2.7%	(10,590)	-0.9%	26,976	1.0%	25,377	1.7%	52,353	1.3%	164,717	8.4%	217,070	3.6%
Other income (expense):
Interest expense	(30,757)	-2.2%	(29,834)	-2.4%	(60,591)	-2.3%	(28,393)	-1.9%	(88,984)	-2.2%	(28,388)	-1.4%	(117,372)	-1.9%
Loss on extinguishment of debt	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	(10,506)	-0.5%	(10,506)	-0.2%
Other income (expense), net	6,270	0.5%	1,166	0.1%	7,436	0.3%	1,397	0.1%	8,833	0.2%	(3,829)	-0.2%	5,004	0.1%

Income before provision for income taxes	13,079	0.9%	(39,258)	-3.2%	(26,179)	-1.0%	(1,619)	-0.1%	(27,798)	-0.7%	121,994	6.2%	94,196	1.6%

Provision for income taxes	4,946	0.4%	(14,355)	-1.2%	(9,409)	-0.4%	(10,636)	-0.7%	(20,045)	-0.5%	41,877	2.1%	21,832	0.4%

Net income	$8,133	0.6%	$(24,903)	-2.0%	$(16,770)	-0.6%	$9,017	0.6%	$(7,753)	-0.2%	$80,117	4.1%	$72,364	1.2%

Basic earnings per common share:	$0.06		$(0.18)		$(0.12)		$0.07		$(0.06)		$0.58		$0.52

Diluted earnings per common share:	$0.06		$(0.18)		$(0.12)		$0.06		$(0.06)		$0.56		$0.51

Weighted average common shares:
Basic	143,233		140,498		141,866		136,894		140,289		138,669		139,824
Diluted	144,794		140,498		142,646		140,950		140,289		143,734		142,921

SAKS INCORPORATED

CONSOLIDATED BALANCE SHEETS

(Dollars In Thousands)

	(UNAUDITED) RESTATED
	May 3, 2003	August 2, 2003	November 1, 2003	January 31, 2004
ASSETS
Current assets
Cash and cash equivalents	$505,809	$391,076	$278,459	$365,873
Merchandise inventories	1,396,988	1,343,511	1,738,456	1,438,452
Other current assets	185,507	157,118	151,856	151,223
Deferred income taxes, net	82,241	88,095	80,597	76,602

Total current assets	2,170,545	1,979,800	2,249,368	2,032,150

Property and equipment, net	2,144,005	2,137,483	2,141,670	2,117,579
Goodwill and intangibles, net	317,252	325,185	327,139	326,775
Deferred income taxes, net	105,262	132,230	139,080	120,342
Other assets	56,304	55,613	57,284	83,671

TOTAL ASSETS	$4,793,368	$4,630,311	$4,914,541	$4,680,517

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Trade accounts payable	$428,291	$384,475	$610,188	$349,150
Accrued expenses and other current liabilities	416,748	364,736	422,710	447,494
Current portion of long-term debt	7,371	81,478	81,500	151,884

Total current liabilities	852,410	830,689	1,114,398	948,528

Long-term debt	1,324,847	1,241,455	1,249,175	1,125,637
Other long-term liabilities	369,143	386,147	376,267	313,016

Total shareholders’ equity	2,246,968	2,172,020	2,174,701	2,293,336

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,793,368	$4,630,311	$4,914,541	$4,680,517

SAKS INCORPORATED

SEGMENT INFORMATION

(Dollars In Thousands)

	(UNAUDITED) RESTATED
	Three Months Ended May 3, 2003	Three Months Ended August 2, 2003	Six Months Ended August 2, 2003	Three Months Ended November 1, 2003	Nine Months Ended November 1, 2003	Three Months Ended January 31, 2004	Fiscal Year Ended January 31, 2004
Net Sales:
Saks Department Stores Group	$799,151	$750,784	$1,549,935	$866,066	$2,416,001	$1,203,737	$3,619,738
Saks Fifth Avenue Enterprises	582,709	486,320	1,069,029	601,081	1,670,110	765,207	2,435,317

	$1,381,860	$1,237,104	$2,618,964	$1,467,147	$4,086,111	$1,968,944	$6,055,055

Operating Income:
Saks Department Stores Group	$21,397	$12,106	$33,503	$21,480	$54,983	$120,069	$175,052
Saks Fifth Avenue Enterprises	26,364	(19,824)	6,540	24,198	30,738	72,404	103,142
Items not allocated	(10,195)	(2,872)	(13,067)	(20,301)	(33,368)	(27,756)	(61,124)

	$37,566	$(10,590)	$26,976	$25,377	$52,353	$164,717	$217,070

Depreciation and Amortization:
Saks Department Stores Group	$30,124	$29,687	$59,811	$29,875	$89,686	$32,800	$122,486
Saks Fifth Avenue Enterprises	24,091	24,279	48,370	27,279	75,649	26,960	102,609
Other	1,785	1,208	2,993	886	3,879	(655)	3,224

	$56,000	$55,174	$111,174	$58,040	$169,214	$59,105	$228,319

Total Assets:
Saks Department Stores Group	$2,160,358	$2,112,792	$2,112,792	$2,386,337	$2,386,337	$2,141,691	$2,141,691
Saks Fifth Avenue Enterprises	1,681,102	1,674,650	1,674,650	1,827,181	1,827,181	1,727,440	1,727,440
Other	951,908	842,869	842,869	701,023	701,023	811,386	811,386

	$4,793,368	$4,630,311	$4,630,311	$4,914,541	$4,914,541	$4,680,517	$4,680,517